EXHIBIT 10.49
                                  -------------


                             Date /S/ 23RD MAY 2002

                              ALL ASSETS DEBENTURE

                                    GIVEN BY

                         IGNITION ENTERTAINMENT LIMITED

                                  IN FAVOUR OF

                                 DCD FACTORS PLC





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ORDER OF CLAUSES
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1. Covenant to Pay
2. Charging Provisions
3. Company's Obligations
4. Additional Obligations of the Company
5. Further Assurance and Power of Attorney
6. Acts of Default
7. Power of Possession and Sale
8. Appointment of Receiver and his Powers
9. Additional Powers
10. Application of Monies
11. Protection of Third Parties
12. H M Land Registry
13. Continuing and Additional Security
14. Currency Indemnity
15. Discharge
16. Notice
17. Jurisdiction
18. Representations, Warranties and Undertakings by Company
19. Transfers and Disclosures
20. Miscellaneous
21. Definitions and Interpretation

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DEFINITIONS

                    Act of Default          Non-Vesting Debts
                    Debts                   Other Debts
                    Encumbrance             Associated Rights
                    Environmental Laws      Receiver
                    Environmental Licence   Remittance
                    Financing Agreement     Secured Liabilities
                    Group                   Secured Monies
                    Insolvent               Securities
                    Intellectual Property   Securityholder
                    Mortgaged Property      Subsidiary

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      THIS DEBENTURE is made on the date referred to immediately after the Fifth
Schedule hereto BY THE PARTY DESCRIBED IN THE FIRST SCHEDULE HERETO ("Company") of the one part in favour of DCD FACTORS PLC of registered in England and Wales with number 3330970 ("Securityholder") of the other part.

      1. COVENANT TO PAY

      1.1 The Company agrees with the Securityholder:

      1.1.1 to pay the Secured Monies, which are now or shall be due, owing and payable to the Securityholder, in accordance with the terms of the transaction, security, instrument or other obligation giving rise to the Company's indebtedness to the Securityholder, including those under the Financing Agreement; and

      1.1.2 to discharge all obligations and liabilities, whether actual, accruing or contingent, now or in future due, owing or incurred to the Securityholder by the Company, in whatever currency denominated and on whatever account and howsoever arising, whether alone or jointly and in whatever style, name or form and whether as principal or surety.

      2. CHARGING PROVISIONS

      2.1 As security for the payment of the Secured Liabilities the Company with full title guarantee now gives the following charges in favour of the Securityholder namely:

      2.1.1 a fixed charge by way of legal mortgage on all freehold and leasehold property owned by the Company, including but not limited to land of which the Company is registered as proprietor at H. M. Land Registry (details of which (if any) are set out in the Third Schedule to this security).

      2.1.2 a fixed charge on all of the following assets, whether now or in future belonging to the Company:

      (i)  the  freehold  and   leasehold   properties   of  the  Company  not
effectively mortgaged under clause 2.1.1;

      (ii) all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery in, on or attached to the property subject to the legal mortgage under clause 2.1.1 and all spare parts, replacements, modifications and additions for or to the same;

      (iii) any other freehold and leasehold property which the Company shall own together with all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery in, on or attached to such property and all spare parts, replacements, modifications and additions for or to the same;
(iv) all plant and machinery and other equipment (if any) listed in the Fifth Schedule and all spare parts, replacements, modifications and additions for or to the same;

      (v) all fixed plant and machinery, including spare parts, replacements, modifications and additions for or to the same, not listed in the Fifth Schedule;

      (vi) all goodwill, unpaid and/or uncalled capital of the Company;

      (vii) all the Company's Intellectual Property;

      (viii) all the Company's Securities;

      (ix) all loan capital, indebtedness or liabilities on any account or in any manner owing to the Company from any Subsidiary of the Company or a member of the Company's Group; and

      (x) all amounts realised by an administrator or liquidator of the Company, upon enforcement or execution of any order of the Court under Part IV of the Insolvency Act 1986.

      2.1.3 a fixed charge upon:

      (i) all documents of title to any item of property which at any time and for any purpose has been or may be deposited with the Securityholder;

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      (ii)  the  assets  mentioned  in the title  documents  referred  to in the immediately preceding sub-paragraph;

      (iii) all monies in the bank  account  specified  in clauses  3.1.5(i) and
3.1.6 including Remittances transferred pursuant to clause 3.1.5(iii);

      (iv) all Remittances in respect of the Company's Other Debts and NonVesting Debts which in accordance with clause 3.1.5(ii) shall be received by the person or at the address or post office box specified in that subclause;

      (v) all other Remittances in respect of Other Debts and Non-Vesting Debts received by the Company pending their being dealt with in accordance with the terms of this security or any instructions given in accordance with it; and

      (vi) any account in the name of the Company under the control of or operated in accordance with the directions of the Securityholder.

      2.1.4 a FIXED CHARGE on all the Company's Non-Vesting Debts and the Company's Other Debts and all Remittances received in respect thereof.

      2.1.5 a FLOATING CHARGE on such of the moneys which the Company may receive in respect of the Company's Other Debts and Non-Vesting Debts and which, until any direction from the Securityholder to the contrary, are paid into the bank account of the Company referred to in clause 3.1.7 and which upon such payment will be released from the fixed charge thereon.

      2.1.6 a FLOATING CHARGE on the remainder of the undertaking, property rights and assets of the Company whatsoever and wheresoever, both present and future, not subject to the above charges.

      2.2 If the Securityholder shall enforce any of the above charges then the floating charges created by this security shall immediately and without further formality become fixed charges. However, the Securityholder may also at any time give written notice to the Company immediately converting all or any of the floating charges into fixed charges in respect of the whole or any part of the Mortgaged Property subject to such floating charges.

      2.3 Until the Securityholder shall:

      2.3.1 enforce any of the above charges; or

      2.3.2 serve any notice under clause 2.2 on the Company, converting any of the floating charges into fixed charges; or

      2.3.3 give the instruction or directions, or deemed directions referred to in any of clauses 3.1.3, 3.1.5, 3.1.6 and 3.1.8;

any Remittance in respect of the Company's Other Debts which is paid into the Company's bank account under clause 3.1.7 shall, upon being so paid, be released from the fixed charge created by clause 2.1.4 and shall immediately become subject to the floating charge created by clause 2.1.5. Such release of the fixed charge on Other Debts shall not in any way affect the continuation of the fixed charge on the remainder of the Company's Other Debts, outstanding from time to time.

      2.4 This security shall take effect subject to the provisions of the prior Encumbrances (if any) over the Company's assets detailed in the Fourth Schedule, except as otherwise varied by any separate security or any deed, or other document, regulating priorities.

      2.5 The floating charges created by this security shall, unless otherwise agreed by the Securityholder in writing, automatically and without notice be converted into fixed charges:

      2.5.1 in respect of that part of the Mortgaged Property becoming subject to any Encumbrance, disposition or dealing prohibited by this security - immediately preceding the coming into existence of any Encumbrance (except as detailed in the Fourth Schedule) or any disposition or dealing prohibited by this security; or

      2.5.2 after an Act of Default.

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      3. COMPANY'S OBLIGATIONS

      3.1 The Company agrees that, whilst this security exists, it:

      3.1.1 will not sell, transfer, charge, lease, licence or dispose of the Mortgaged Property subject to the floating charges herein, except by way of sale at full value in the ordinary course of its business now being carried on;

      3.1.2 will not sell, transfer, lease, license or dispose of the Mortgaged Property subject to the fixed charges herein without the prior written consent of the Securityholder but such restriction shall not prohibit the disposal of an asset (other than freehold or leasehold property) for the purpose of its immediate replacement, modification, repair and/or maintenance;

      3.1.3 will only deal with the Company's Other Debts outstanding in accordance with the Securityholder's written directions; until such directions are given will only deal with the Company's Other Debts by way of getting in and realising the same in the ordinary course of its business;

      3.1.4 will execute a legal assignment of the Company's Other Debts in favour of the Securityholder in such form as the Securityholder requires, whenever the Securityholder so demands;

      3.1.5 without affecting the right of the Securityholder under clause 3.1.3 to give other directions will, upon the directions at any time of the Securityholder;

      (i) give instructions to debtors to pay Remittances in respect of the Company's Other Debts direct into such bank account under the control of the Securityholder (and whether in the name of the Company or the Securityholder) as the Securityholder may specify and whether or not this is an account opened under clause 3.1.6; and/or

      (ii) give instructions to debtors to pay Remittances in respect of the Company's Other Debts to such address, or post office box under the control of the Securityholder or to such person employed by or only accepting instructions from the Securityholder as the Securityholder may specify; and/or

      (iii) give instructions to the Company's bankers that all Remittances in respect of Other Debts, received direct into a bank account under the control of the Company, by means of electronic funds transfers shall forthwith be remitted to such bank account as the Securityholder may specify (whether this is in the name of the Company or the Securityholder and whether or not it is an account opened under clause 3.1.6);

      3.1.6 will, as directed by the Securityholder, open such bank accounts in the name of the Company with such mandates as the Securityholder may specify; will thereafter pay into such bank account all Remittances which the Company may receive in respect of its Other Debts; will only deal with such account in accordance with the written directions of the Securityholder given from time to time (subject only to such rights as the bank at which the account is held may have in respect thereof); such bank accounts can include separate designated accounts or trust accounts or accounts where the officers of the Securityholder are irrevocably appointed to operate the accounts; for the purpose of clauses
3.1.3 and 3.1.5, in default of written directions to the contrary given pursuant to either of such clauses the opening of an account pursuant to this clause
3.1.6 shall be deemed to be written instructions and directions to pay the company's other debts and remittances into such bank account without the need for further written instructions or directions under either clauses 3.1.3 and
3.1.5 but this provision shall not effect or prejudice the security holder's rights to give, at any time and from time to time, directions or instructions under clauses 3.1.3 and 3.1.5 notwithstanding the opening of the bank account;

      3.1.7 until any contrary direction or demand by the Securityholder under clauses 3.1.3, 3.1.5 or 3.1.6 will only pay Remittances, which the Company may receive in respect of the Company's Other Debts, into a bank account under the Company's control;

      3.1.8 will only pay or otherwise deal with the monies in any of the Company's bank account referred to in clause 3.1.5 in accordance with the written directions from time to time given by the Securityholder (subject to any rights which the bank at which the account is held has in respect thereof);

      3.1.9 will not, charge, sell, discount, factor, dispose of or, except in accordance with this security, otherwise deal with its Other Debts or the relative Remittances unless it has the prior written consent of the Securityholder;

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      3.1.10 after  conversion  of the floating  charge  created by clause 2.1.5 into a fixed charge, will not, except as permitted by the Securityholder, withdraw any credit balance representing Remittances from any of the Company's bank accounts under its control;

      3.1.11 will only deal with the Non-Vesting Debts and their Associated Rights as if they were Debts and their Associated Rights purchased by the Securityholder under the Financing Agreement and in particular will not bank or deal with Remittances in respect of them except by dealing with them in accordance with the Financing Agreement;

      3.1.12 will authorise its bankers from time to time to provide copies of all the Company's bank accounts and such other financial statements and information about the Company's assets and liabilities available to such bankers, whenever requested by the Securityholder;

      3.1.13 will provide such other information, as the Securityholder may reasonably request regarding the Company's affairs;

      3.1.14 will, immediately it becomes aware, provide the Securityholder with details of any present or future litigation, arbitration or administrative proceedings in progress, pending or, to the knowledge of the Company, threatened against it which might have a material adverse effect on the Company's ability to perform its obligations under this security;

      3.1.15 will permit the Securityholder free access at all reasonable times to inspect and take copies of and extracts from the books, accounts and records of the Company and such other documents as the Securityholder may require and will provide the Securityholder with all information and facilities which it may require;

      3.1.16 will grant the Securityholder or its solicitors on request all reasonable facilities to enable it or them to carry out, at the Company's expense, such investigation of title to the Mortgaged Property and enquiries about it as would be carried out by a prudent mortgagee;

      3.1.17 will use its best endeavours to detect any infringement of its rights to the Intellectual Property; if aware of such infringement, will immediately give the Securityholder all information available to it about such infringement and will commence and diligently prosecute (or permit the Securityholder in the name but at the expense of the Company to commence and prosecute) all proceedings necessary to prevent such infringement or to recover damages;

      3.1.18 will do everything needed to ensure that the Intellectual Property, to which the Company is or may become entitled, is valid and subsisting and remains owned by the Company and will take all such actions and proceedings as are necessary to protect such Intellectual Property; if any such Intellectual Property shall at any time lapse or become void, will do everything necessary to restore such Intellectual Property to the Company;

      3.1.19 will comply in all material respects with all laws concerning the Mortgaged Property and every notice, order, direction, licence, consent, permission lawfully made or given in respect of it and likewise with the requirements of any competent authority;

      3.1.20 will duly and promptly pay all monies which may become due in respect of any of the Securities; (it being acknowledged by the Company that the Securityholder shall not incur any liability whatsoever for such monies);

      3.1.21 forthwith upon the execution of this security will deposit with the Securityholder all certificates or documents of title in respect of the Securities, together as appropriate with duly executed instruments of transfer or assignments thereof in blank; (it being acknowledged that the Securityholder shall at any time be entitled to have any of the Securities registered either in the name of the Securityholder or nominees selected by the Securityholder;)

      3.1.22 will ensure the delivery or payment to the Securityholder of all stocks, shares, securities, rights, monies or other property accruing, offered or issued at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of any Securities or the certificates or other documents of title to or representing the same, together with executed instruments of transfer or assignments in blank; (it being acknowledged that the Securityholder may arrange for any of them to be registered either in the name of the Securityholder or nominees selected by the Securityholder).

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      4. ADDITIONAL OBLIGATIONS OF THE COMPANY

      4.1 The Company agrees that, at all times during the continuance of this security, it:

      4.1.1 will carry on the Company's business in a proper and efficient manner and will not make any material alteration to the Company's business, constituting a change from that carried on at the date hereof;

      4.1.2 will maintain proper and up to date books of account of its business; will keep such books of account and all other documents relating to the affairs of the Company at the Company's Registered Office or at such other place where the same ought to be kept and will promptly provide copies thereof to the Securityholder upon request;

      4.1.3 will deliver to the Securityholder the copies of its audited financial statements and any reports and notes accompanying them within 6 months of each year end;

      4.1.4 will punctually pay all its debts and liabilities becoming due and payable and which would, on the winding up of the Company, have priority over certain of the charges created by this security;

      4.1.5 will punctually pay all outgoings payable in respect of the Mortgaged Property and will promptly produce the receipts for them to the Securityholder upon request;

      4.1.6 will keep all the Company's freehold and leasehold property in good and substantial repair and will allow the Securityholder free access, at all reasonable times, to view the state and condition of any such property, but without the Securityholder becoming liable to account as a mortgagee in possession;

      4.1.7 will observe and perform all the lessee's covenants in any lease under which any of the Mortgaged Property may be held and will take no action which might lead to such lease being surrendered or forfeited;

      4.1.8 will allow the Securityholder, at the expense of the Company, to carry out repairs or take any action which the Securityholder shall reasonably consider necessary should the Company fail to observe or perform its obligations as a lessee;

      4.1.9 will not exercise the powers of leasing or accepting surrenders of leases, conferred on a mortgagee in possession by sections 99 and 100 of the Law & Property Act 1925, or any other powers of leasing or accepting surrenders of leases, without the prior written consent of the Securityholder;

      4.1.10  will  make  sure  that an order of the  Court is  obtained,  under section 38(4) of the Landlord and Tenant Act 1954, excluding the security of tenure provisions of that Act, before granting any lease approved by the Securityholder;

      4.1.11 will insure and keep insured those parts of the Mortgaged Property as are of an insurable nature against loss or damage by fire and other risks usually insured against and such other risks that the Securityholder shall reasonably require to their full insurable value with insurers approved by the Securityholder;

      4.1.12 will make sure that all the Company's insurance policies will be endorsed with notice of the interest of the Securityholder in them and will produce to the Securityholder the receipts for each current premium within fifteen days of its becoming due; failing such production the Securityholder may effect or renew any such insurance as the Securityholder shall think fit at the Company's expense;

      4.1.13 will observe and perform all restrictive and other covenants and stipulations for the time being affecting the Mortgaged Property or its use or enjoyment;

      4.1.14 will not do or allow anything to be done on the Company's freehold or leasehold property which shall be treated as a development or a change of use within the meaning of the Town and Country Planning Acts unless the prior written consent of the Securityholder has been obtained;

      4.1.15 will not infringe the Town and Country Planning Acts in any way which prejudices the Securityholder's security over the Mortgaged Property;

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      4.1.16 will deposit with the  Securityholder  all debentures and documents of title relating to the Company's freehold and leasehold property and the insurance policies relating to the same, (subject only to the requirements of any prior Encumbrance or of the Company's landlord);

      4.1.17 will not permit any person to become entitled to any proprietary right or interest which might affect the value of the assets subject to the fixed charges herein;

      4.2 If the Company holds property as a tenant or lessee and shall be required by the landlord either to insure or to reimburse the Company's landlord for any insurance premium paid by him then the Company shall be treated as having complied with its insuring obligation under this security if it duly and promptly complies with such requirements. However this shall not affect the right of the Securityholder to require the Company to produce satisfactory evidence that the Company has complied with the landlord's requirements.

      5. FURTHER ASSURANCE AND POWER OF ATTORNEY

      5.1 At the Securityholder's request, the Company will immediately sign, seal, execute, deliver and perfect all debentures and instruments and do all such other acts and things as the Securityholder or any Receiver appointed hereunder may require in order to perfect or enforce this security or to use the powers given to each of them in this security or to enforce the obligations of the Company and/or the rights of the Securityholder under this security.

      5.2 The Company will, if called upon by the Securityholder, execute a legal or equitable assignment of any part of the Mortgaged Property, in such terms as the Securityholder may require. The Company will then give notice of such assignment to such persons as the Securityholder may specify and take such other steps as the Securityholder may require to perfect such assignment.

      5.3 The Company irrevocably appoints the Securityholder, any directors, officers or managers for the time being of the Securityholder and any other person authorised by the directors of the Securityholder and any receiver appointed hereunder, jointly and each of them severally, to be the lawful attorneys of the Company. Such appointment gives each attorney the power in the Company's name and on its behalf and as its act and deed to carry out all acts for the purposes set out in this security including (without limitation) for the purposes of clauses 5.1 and 5.2. Each attorney so appointed may appoint substitute attorneys to carry out all or any of such purposes. The Company agrees to ratify and confirm any instrument, act or thing which any such attorney or substitute attorney may lawfully execute or do.

      6. ACTS OF DEFAULT

      6.1 The Secured Monies shall become payable and the charges in favour of the Securityholder shall immediately become enforceable, without notice or demand, by the Securityholder at any time after any of the following events occur:

      6.1.1 if the Company (or any other member of the Group of which it forms part) shall breach any of its obligations under this security or in the Financing Agreement or any other agreement with the Securityholder (or with such other member of the group);

      6.1.2 if the Company shall default in paying or discharging any of the Secured Liabilities as and when they become due;

      6.1.3  if  the  Company  shall  fail  to  give  the  Securityholder   such
information as may reasonably be requested as to the business, affairs or assets of the Company;

      6.1.4 if any representation, warranty or undertaking at any time made by the Company to the Securityholder is or was, in the reasonable opinion of the Securityholder, incorrect or misleading in any respect or, being on an undertaking, shall not be complied with by the Company;

      6.1.5 if the Company shall dispose or attempt to dispose of its principal undertaking or a substantial part of it, without the prior written approval of the Securityholder;

      6.1.6 if the Company shall be Insolvent;

      6.1.7 if the Company suspends or threatens to suspend a substantial part of its business;

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      6.1.8 if the Company shall commence negotiations with any of its creditors with a view to the general readjustment or rescheduling of the Company's indebtedness;

      6.1.9 if the Company shall default under any of the following with any party (including, without limitation, the Securityholder or any member of the Group of which it forms part):

      (i) a trust debenture;

      (ii) a loan agreement;

      (iii) an Encumbrance;

      (iv) any other agreement or obligation relating to borrowing or financing (including all liabilities in respect of accepting, endorsing or discounting any notes or bills and all liabilities under debt purchase, factoring, invoice discounting and similar agreements);

      (v) any guarantee or indemnity;

      6.1.10 if any borrowing or any other money payable or liabilities dischargeable by the Company:

      (i) becomes payable or dischargeable or is capable of being declared payable or dischargeable prior to its stated date of maturity; or

      (ii) is not paid or discharged when due;

      6.1.11 if any Encumbrance created by the Company in favour of another party becomes enforceable;

      6.1.12 if any guarantee, indemnity or other security for any of the Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or is the opinion of the Securityholder in jeopardy, invalid or unenforceable;

      6.1.13 if any governmental  authority permits,  or procures,  or threatens
any  reorganisation,   transfer  or  appropriation   (whether  with  or  without
compensation) of a substantial part of the business or assets of the Company;

      6.1.14 if the Company shall, without the prior written consent of the Securityholder, change the nature of its business or trading in any way which the Securityholder considers prejudicial to this security;

      6.1.15 if it is unlawful for the Company to perform or comply with any of its obligations under this Security or under any other agreement between the Company and the Securityholder or such obligations of the Company are not or cease to be legally valid, binding and enforceable;

      6.1.16 if, after the date of this security, control (as defined in Section 435 of the Insolvency Act 1986) or the power to take control of the Company changes, without prior written consent of the Securityholder; or

      6.1.17 if, in the opinion of the Securityholder, a material adverse change occurs in the financial condition, results of operations or business of the Company.

      6.2 At any time after any Act of Default:

      6.2.1 the Securityholder shall cease to be under any further commitment whatsoever to the Company and may at any time thereafter declare the Secured Liabilities (or such of them as the Securityholder may specify) either to be immediately due and payable or to be payable at any time thereafter immediately on demand, even if this conflicts with the terms of any other agreement or arrangement; and/or

      6.2.2 the Company shall immediately on demand provide cash cover for all of its contingent liabilities to the Securityholder (including under the Financing Agreement) and for all notes or bills accepted, endorsed or discounted and all guarantees or other instruments entered into by the Securityholder; and/or

      6.2.3 the Securityholder may retain:

      (i) any monies in any account referred to in clause 3.1.5; and/or

      (ii) any monies in any account operated by the officers of the Securityholder under clause 3.1.6; and/or

      (ii) any Remittance received in accordance with clause 3.1.5(ii)

      for such period as the Securityholder reasonably considers necessary to ensure the Company's compliance with the terms of this security or (in its absolute discretion) apply the same, or any part or parts, in reduction of the Secured Liabilities; and/or

      6.2.4 the Securityholder may exercise in the name of the Company any voting rights attached to the Securities and all powers given to trustees by sections 10(3) and (4) of the Trustee Act 1925 (as amended by section 9 of the Trustee Investments Act 1961) in respect of securities, property subject to a trust and any powers or rights exercisable by the registered holder of any of the Securities or by the bearer thereof. The Securityholder will not then need any consent or authority from the Company.

      7. POWER OF POSSESSION AND SALE

      7.1 At any time after this security shall become enforceable, the Securityholder and/ or any receiver appointed under this Security may, in their discretion, enter upon and take possession of the Mortgaged Property or any part of it. They may also at their discretion, when exercising their powers given in this security, sell, call in, collect and convert into monies the Mortgaged Property or any part of it. By way of extension of these powers such sale, calling in and conversion may be done for such consideration as the Securityholder or any receiver shall consider sufficient. It is irrelevant whether the consideration shall consist of cash, shares or debentures in some other company or any other property or partly of one and partly of some other type of consideration. Such consideration may be immediately payable or payable by instalments or deferred. Instalment or deferred payments may be with or without security and on such other terms as the Securityholder or the receiver shall in their respective absolute discretion think fit.

      8. APPOINTMENT OF RECEIVER AND HIS POWERS

      8.1 Section 109 of the Law of Property Act 1925 (restricting the power to appoint a receiver) shall not apply to this security. At any time after an Act of Default or after any other event, as a result of which this security shall become enforceable or, if the Company at any time so requests in writing, the Securityholder may without further notice to the Company appoint any person to be a Receiver. The appointment may extend to the whole or any part of the Mortgaged Property . The Securityholder may remove any Receiver. In case of the removal, retirement or death of any Receiver, the Securityholder may appoint another in his place. At the time of his appointment (or at any time afterwards) the Securityholder may fix the remuneration of the Receiver on such basis as the Securityholder shall determine. This may include a fixed fee or an hourly rate or a commission (or a combination of them).

      8.2 The Securityholder may appoint more than one person to act as the Receiver. Where more than one person shall be appointed to act as Receiver, those so appointed shall carry out their duties, exercise their rights, and be subject to their obligations jointly as well as severally. References in this security to "the Receiver" shall be to each and all of them as appropriate.
      8.3 Any appointment, removal or fixing of the remuneration of the Receiver shall be made in writing and may be signed by any director or officer of the Securityholder.

      8.4 Any Receiver appointed under this security shall be the agent of the Company. He shall be in the same position as a Receiver appointed under the Law of Property Act 1925. The Company shall be solely responsible for his acts, omissions, losses, misconduct, defaults and remuneration. The Securityholder shall not in any way be liable or responsible either to the Company or to any other person for any of them.

      8.5 The Receiver shall, without the need for any consent on the part of the Company, have all of the following powers, unless any shall specifically be excluded by the terms of his appointment. He may exercise these powers in such way, at such time and on such terms as he shall think fit, necessary or expedient and whether in his name or the name of the Company. Any Receiver, whether appointed solely or jointly, shall have the powers granted by the Law of Property Act 1925 to any receiver appointed under it and all the powers of an administrative receiver under the Insolvency Act 1986. Without prejudice to the foregoing, he shall also have all of the following powers:

      8.5.1 to enter upon, take possession of, collect and get in the Mortgaged Property and for that purpose to have possession of all records, correspondence and other documents relating to the Mortgaged Property;

      8.5.2 to lease the Mortgaged Property, in the name of the Company or otherwise (whether or not the Receiver shall have taken possession thereof);

      8.5.3 to carry on or permit the carrying on of all or any part of the business of the Company and to manage, develop, reconstruct, amalgamate or diversify the Company's business, including purchasing supplies and materials;

      8.5.4 to do all acts which the Company might do for the protection or improvement of the Mortgaged Property or for obtaining income or returns from it;

      8.5.5 to raise or borrow any money, which may be needed from time to time for any of the purposes of the Receiver's appointment, whether in the name of the Company or otherwise; for such purpose the Receiver shall have power to secure any monies so borrowed by mortgage or charge over the Mortgaged Property, whether ranking in priority to or pari passu with or after any or all of the charges created by this security.

      8.5.6 to sell or concur in selling the Mortgaged Property including by public or private treaty, by tender, for cash or on credit, in one lot or in parcels, with or without special conditions or stipulations as to title, time or mode of payment of purchase money or otherwise and whether forthwith upon his appointment or later;

      8.5.7 to allow the whole or any part of the sale monies of the Mortgaged Property to remain outstanding on mortgage of the property sold or on any other security or even without any security and without being responsible for any loss caused and with full power to buy in and rescind or vary any contract for sale and to resell without being responsible for loss;

      8.5.8 to let or let on hire, lease or surrender and accept surrenders of the Mortgaged Property;

      8.5.9 to execute assurances of the Mortgaged Property in the name and on behalf of the Company or otherwise and to do all other acts and things for completing the sale of the Mortgaged Property;

      8.5.10 to sever fixtures belonging to the Company and sell them separately from any other part of the Mortgaged Property;

      8.5.11 to make any arrangement or compromise with any person in respect of the Mortgaged Property;

      8.5.12 to repair, decorate, furnish, maintain, alter, improve, renew or add to any of the Mortgaged Property as he shall think fit and effect maintain, renew or increase indemnity insurance and other insurances and obtain bonds;

      8.5.13 settle, arrange, compromise, and submit to arbitration any accounts, claims, questions or disputes whatsoever which may arise in connection with the business of the Company or any part of the Mortgaged Property or in any way relating to the security constituted by this security and to bring, prosecute, defend, enforce, compromise, submit to and discontinue any actions, suits, arbitrations or proceedings whatsoever, whether civil or criminal;

      8.5.14 enter into, complete, disclaim, abandon or disregard, determine or rectify any of the outstanding contracts or arrangements of the Company and allow time for payment of any debts, either with or without security;

      8.5.15 exercise or permit the Company or any nominee of the Company to exercise any powers or rights incidental to the ownership of the Mortgaged Property, in such manner as he may think fit;

      8.5.16 form a subsidiary of the Company and transfer, lease or licence to such subsidiary or any other person all or any part of the Mortgaged Property on such terms and conditions as he may think fit;

      8.5.17 to give complete discharges in respect of all monies and other assets which may come into the hands of the Receiver in the exercise of his powers;

      8.5.18 to carry out and enforce specific performance of or obtain the benefit of all the Company's contracts or those entered into in exercise of the powers or authorities conferred by this security;

      8.5.19 to make, or require the directors of the Company to make, calls upon the shareholders of the Company in respect of any capital of the Company;

      8.5.20 to enforce payment of any call so made by action (in the name of the Company or the Receiver) or in any other way;

      8.5.21 to exercise all or any of the powers and authorities conferred on the Receiver under the provisions of the Law of Property Act 1925 without any further consent by or notice to the Company;

      8.5.22 to demand and get in all rents and other income, whether accrued before or after the date of his appointment;

      8.5.23 to exercise the powers conferred on a landlord or a tenant under the Landlord and Tenant Acts 1927 and 1954 but without liability for powers so exercised;

      8.5.24 to do all things necessary to make sure that the Company performs or observes all of its obligations to the Securityholder;

      8.5.25 to delegate to any person, for such time as the Securityholder shall approve, any of the powers conferred upon the Receiver;

      8.5.26 to take legal proceedings for all or any of the purposes set out above;

      8.5.27 to employ and dismiss managers, solicitors, officers, agents, auctioneers, workmen and employees for the purpose of carrying out any of the powers and duties of the Receiver or the obligations of the Company at such salaries or remuneration and on such other terms of service as the Receiver in his discretion may think fit;

      8.5.28 to have access to and make use of the premises, plant, equipment and accounting and other records of the Company and the services of its staff in order to exercise his powers and duties;

      8.5.29 to do all such other acts and things without limitation, as the Receiver may consider to be incidental or conducive to the lawful exercise of his powers and duties.

      8.6 The Securityholder may at any time give up possession of any part of the Mortgaged Property and/or withdraw from the receivership.

      8.7 Whether or not a Receiver shall be appointed under this security, the Securityholder may at any time after this security shall have become enforceable and without giving notice, exercise all or any of the powers, authorities and discretions conferred on a Receiver as set out above.

      9 ADDITIONAL POWERS

      9.1 In addition to the powers of leasing or accepting surrenders of leases conferred on mortgagees by Sections 99 and 100 of the Law of Property Act 1925, it shall be lawful for the Securityholder or any Receiver without the restrictions contained in those sections:

      (1) to grant any lease of the Mortgaged Property upon such terms as the Securityholder or the Receiver shall in its absolute and unfettered discretion think fit; and

      (2) to accept a surrender of any lease of the Mortgaged Property on such terms as the Securityholder or the Receiver in its or his discretion shall think fit.

      9.2 Section 103 of the Law of Property Act 1925 (restricting the power of sale) shall not apply. However the power of sale and the other powers conferred on mortgagees by that Act shall apply to this security but without the Act's restrictions as to giving notice or otherwise. Accordingly for the purposes of a sale or other exercise of any such powers the whole of the Secured Liabilities shall be treated as due and payable immediately upon the execution and delivery of this document.

      9.3 The restrictions on the right of consolidating mortgage securities, which are contained in Section 93 of the Law of Property Act, shall not apply to this security.

      9.4. The Securityholder may, at any time without discharging or in any other way affecting this security or any remedy that the Securityholder may have, grant to the Company (or to any other person) time or indulgence or abstain from perfecting or enforcing any remedies, securities, guarantees or rights which the Securityholder may now or afterwards have from or against the Company or any other person.

      9.5 If the Securityholder receives or is treated as having received notice of any subsequent mortgage or charge affecting any of the Mortgaged Property then the Securityholder may open a new account with the Company. If it does not open a new account, it shall nevertheless be treated as if it had done so at the time when it received or was treated as having received such notice. From that time all payments made by the Company to the Securityholder shall be credited or be treated as having been credited to the new account. Such payments shall not operate to reduce the amount secured by this security when the Securityholder received or was treated as having received such notice.

      10. APPLICATION OF MONIES

      10.1 Subject only to the claims of any of the Company's creditors ranking in priority to part of this security, all monies received by the Securityholder or by the Receiver under or by virtue of this security shall be applied in the following order;

      10.1.1 in payment of all costs, charges and expenses incurred in or incidental to the exercise or performance (or attempted exercise or performance) of any of the powers or authorities conferred by or in any other way connected with this security; and then

      10.1.2 in payment of such other outgoings as the Receiver or the Securityholder shall think fit to pay; and then

      10.1.3 in payment to the Receiver of his remuneration fixed in accordance with clause 8.1 of this security; and then

      10.1.4 in payment and discharge to the Securityholder of the Secured Liabilities due to the Securityholder in such order as the Securityholder in its absolute discretion thinks fit; and then

      10.1.5 in payment to the Company of any surplus.

      10.2 Any surplus shall not carry interest. The Receiver or the Securityholder may pay any surplus into any of the Company's bank accounts including an account opened specifically for such purpose. The Securityholder shall then have no further liability for such surplus.

      10.3. Following the enforcement of this security, any monies received by the Securityholder may be appropriated by the Securityholder in its discretion in or towards the payment and discharge of any part of the Secured Liabilities.

      10.4 The Securityholder or the Receiver may credit any monies to a suspense account for so long and in such manner as the Securityholder may from time to time determine. The Receiver may retain the same for such period as the Receiver and the Securityholder consider expedient.

      10.5 All monies received by the Company under any insurance policy on the Mortgaged Property shall be treated as part of the Mortgaged Property subject only to any rights of third parties having priority and to the requirements of any lease of the Mortgaged Property. They shall be applied at the discretion of the Securityholder either in reducing the Secured Monies or towards making good the loss or damage for which the monies became payable. Any monies received by the Company under any insurance on the Mortgaged Property shall be held on trust for payment to the Securityholder pending such application.

      11. PROTECTION OF THIRD PARTIES

      11.1 No person paying or handing over monies to the Receiver and obtaining a discharge shall have any responsibility or liability to see to their correct application.

      11.2 No person dealing with the Securityholder, or the Receiver need enquire :

      11.2.1 whether any event has happened giving either the Securityholder or the Receiver the right to exercise any of his powers;

      11.2.2 as to the propriety or regularity of any act purporting or intending to be an exercise of such powers;

      11.2.3 as to the validity or regularity of the appointment of any Receiver purporting to act or to have been appointed as such; or

      11.2.4 whether any money remains owing upon this security.

      11.3 All the protection to purchasers contained in sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with the Receiver or the Securityholder as if the Secured Liabilities had become due and the statutory power of sale and appointing a receiver in relation to the Mortgaged Property had arisen on the date of this security.

      11.4 No person dealing with the Securityholder, or the Receiver shall be affected by express notice that any act is unnecessary or improper.

      12. H.M. LAND REGISTRY

      12.1 The Company will notify the Securityholder of any freehold or leasehold property which it now owns or which it may own after the date of this security. The Company will, upon request and at its sole cost, join with the Securityholder in registering this security as a fixed charge against any of the freehold or leasehold property of which the Company is now registered or may in future apply to be registered as the proprietor at H.M. Land Registry.

      12.2 The Company hereby applies to the Chief Land Registrar for a restriction to be entered on the Company's title to any land in the following terms:

            "Except under an order of the Registrar no disposition or dealing by the proprietor of the land is to be registered or noted without the consent of the proprietor for the time being of Charge No. ------------"

      13. CONTINUING AND ADDITIONAL SECURITY

      13.1. This security is a continuing security. It shall apply to all the Secured Liabilities despite any interim settlement of account until a final discharge of this security shall be given by the Securityholder to the Company.

      13.2 This security is in addition to and shall not merge or otherwise prejudice or affect any other right or remedy of the Securityholder or any assignment, bill, note, guarantee, mortgage, or other security now or in future in favour of the Securityholder or held by or available to the Securityholder (whether created by the Company or any third party).

      13.3 This security shall not in any way be prejudiced or affected by:

      13.3.1 any guarantee, mortgage or other security now or in future held by or available to the Securityholder or by the invalidity of any of them or by the Securityholder now or afterwards dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of them or any rights which it may now or afterwards have; or

      13.3.2 by the Securityholder giving time for payment or indulgence or compounding with the Company or any other persons.

      14. INDEMNITIES

      14.1 All expenses incurred and all payments made by the Securityholder or any Receiver in the lawful exercise of the rights created by this security shall carry interest at a rate which is two per cent per annum above the highest rate of Discount or Interest contained in any Financing Agrementat such time. Interest under this security shall accrue (both before and after judgment) from the date the expenses were incurred or the sum paid became payable, whichever shall be earlier, until the date the same are paid and discharged in full. The Securityholder may compound unpaid interest with rests at such times as it may consider appropriate. The amount of all expenses and payments referred to in this clause 14.1 and any interest thereon shall be payable by the Company(s) on demand.

      14.2 The Company agrees to indemnify each of the Securityholder (and its nominees) and any Receiver on demand against all losses, actions, claims, expenses, demands and liabilities now or in the future incurred by any of them or by any manager, agent, officer or employee for whose liability, act or omission any of them may be answerable for anything done or omitted in the exercise or purported exercise of the rights contained in this security or caused by any breach by the Company of any of its obligations under this security or in connection with the Mortgaged Property. The Securityholder under this security shall also be entitled to be indemnified out of the Mortgaged Property in respect of all losses, actions, claims, expenses, demands and liabilities incurred by them in the execution, or purported execution, of any of the rights vested in them under this security.

      14.3 The Company agrees to indemnify each of the Securityholder (and its nominees) and any Receiver on demand against all present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent authority in connection with the execution or enforcement of this security or in consequence of any payment made pursuant to this security being challenged or declared void for any reason whatsoever.

      14.4.1 For the purpose of or pending the discharge of any of the Secured Liabilities secured by this security the Securityholder or any Receiver appointed hereunder may convert any monies received, recovered or realised under this security (including the proceeds of any previous conversion) from their existing currency into such other currency as the Securityholder or such Receiver may think fit. Any such conversion shall be effected at the then prevailing spot selling rate of exchange, of the Securityholder's bankers, for such other currency against the existing currency.

      14.4.2 The Company will indemnify the Securityholder against any shortfall between:

      14.4.2.1 any amount received or recovered by the Securityholder in respect of any of the Secured Liabilities which is converted in accordance with sub-clause 14.4.1 into the currency in which such liability was payable; and

      14.4.2.2 the amount payable to the Securityholder under this security in the currency of such liability.

      15. DISCHARGE

      15.1 Upon payment and complete discharge and performance of all the Secured Liabilities and of all costs, charges and expenses incurred by the Securityholder under or in relation to this security, the Securityholder shall, at the request and cost of the Company, duly discharge this security and any further security given in accordance with its terms. The Securityholder will also transfer to the Company any of the Mortgaged Property which has been assigned or transferred to the Securityholder.

      15.2 The right of the Securityholder to recover the Secured Liabilities or to enforce the terms of this security shall not be affected by any payment or any act or thing which may be avoided or adjusted under the laws relating to bankruptcy or insolvency or under Part VI of the Insolvency Act 1986. Any release, or discharge given or settlement made by the Securityholder relying on any such payment, act or thing shall be void and of no effect.

      16. SERVICE OF NOTICES AND PROCESS

      16.1 Except as stated to the contrary herein, any written notice from the Securityholder to the Company and any proceedings issued by the Securityholder requiring service on the Company may be given or served by delivering it at or posting it to:

      16.1.1 the Company's registered office or to such other address of the Company advised to and acknowledged by the Securityholder as being effective for the purposes of this clause; or

      16.1.2 any address last known to the Securityholder at which the Company carried on business.

      It may also be handed to any of the Company's officers. Such notice may also be given by facsimile transmission or electronic medium to the Company's number or address advised to and acknowledged by the Securityholder as suitable for communication by such means.

      16.2 Any such notice or process shall be considered served:

      16.2.1 if delivered - at the time of delivery; or

      16.2.2 if sent by post - 48 hours from the time of posting; or

      16.2.3 if sent by facsimile transmission or electronic medium - at the time of transmission; or

      16.2.4 if handed over - at the time of handing over.

      16.3 Any notice in writing by you the Company to the Securityholder required hereunder shall take effect at the time it is received by the
Securityholder at its registered office or at such other address the Securityholder may advise in writing to the Company for this purpose.

      17. JURISDICTION

      17.1 This security shall be interpreted and shall be governed by the laws of England. The Company will accept the non-exclusive jurisdiction of the English Courts in connection with any matter arising under this security.

      18. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS BY COMPANY

      18.1 The Company certifies that the execution of this security has been duly authorised by a resolution of the Company's Board of Directors and that it does not break any of the provisions of the Company's Memorandum and Articles of Association or of any other Encumbrance, security or agreement entered into prior to the date of this security or the laws of any jurisdiction applying to the Company.

      18.2 The Company represents and warrants to the Securityholder that:

      18.2.1 it is and will at all times be the sole beneficial owner with full title guarantee of all the Mortgaged Property and that no Encumbrances affect it except the Encumbrances (if any) set out in the Fourth Schedule and general liens in the ordinary course of business;

      18.2.2 it has and will at all times have the necessary power to enter into and perform its obligations under this security;

      18.2.3 this security constitutes its legal, valid, binding and enforceable obligations and is an effective security over all and every part of the Mortgaged Property in accordance with its terms;

      18.2.4 all necessary authorisations and consents to enable or entitle it to enter into this Security have been obtained and these will remain in full force and effect during the existence of this security;

      18.2.5 the Company has acquired, maintained and complied with all Environmental Licences (if any) needed for its use or occupation of the Mortgaged Property or for the conduct of its current business;

      18.2.6 the Company has complied with all other applicable Environmental Laws and has not done or permitted any act or omission whereby its Environmental Licences (if any) could be varied or revoked;

      18.2.7 so far as the Company is aware there has been no discharge, spillage, release or emission of any prescribed, dangerous, noxious or offensive substance or any controlled waste on, into or from any of the Mortgaged Property or any premises adjoining any part of it; and no such substances or any controlled waste have been stored or disposed of on or in any part of the Mortgaged Properties or, so far as the Company is aware, in any adjoining premises except in accordance with the requirements of the applicable Environmental Laws;

      18.2.8 the Company is not in breach of and has not incurred or become subject to any civil or criminal liability under any Environmental Laws or the terms of any Environmental Licence;

      18.2.9 the Company has obtained and maintained all such insurance policies as would be maintained by prudent companies carrying on business of the type carried on by the Company at all relevant times and has complied in all material respects with the terms and conditions of such policies.

      18.3 The Company undertakes that no Encumbrances (other than a general lien in the ordinary course of business) ranking in priority to or pari passu with the charges created by this security will arise after the date of this security over the Mortgaged Property.

      19. TRANSFERS AND DISCLOSURES

      19.1  This  Security  is  freely   transferable  by  the   Securityholder.
References in this security to the "Securityholder" shall include its successors, assignees, transferees and persons to whom it novates this security.

      19.2 The Company may not assign, transfer or novate any of its obligations under this security. Nor may the Company enter into any transaction which would result in any such obligations passing, or purporting to pass, to another person.

      19.3 The Securityholder may disclose any information about the Company and any member of the Company's Group and any other person connected or associated with it to any member of the Securityholder's Group and/or to any person to whom it is proposing to transfer or assign or novate or has transferred, assigned or novated this security. The Company represents and warrants that it has and (so far as permitted by law) will maintain any necessary authority by or on behalf of any such persons to agree to the provisions of this clause.

      20. MISCELLANEOUS

      20.1 All payments to be made to the Securityholder under this security shall be made free and clear of and (save as required by law) without deduction for or on account of any tax withholding, charges, set-off or counterclaim. All payments shall be made into such account(s) as the Securityholder may from time to time specify for the purpose.

      20.2 Without prejudice to any right of set-off or combination of accounts contained in any Financing Agreement, the Securityholder may at any time following the occurrence of an Act of Default without notice to any of the Company combine or consolidate all or any amounts standing to the credit of the Company's account or accounts with the Securityholder and/or set off any amount owed by the Securityholder to the Company against any obligation (whether or not matured) owed to the Securityholder by the Company whether or not each is expressed in the same currency.

      20.3 If the Company is required by law to make a deduction or withholding from any payment made under this security, then the sum payable by the Company shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Securityholder receives and retains (free from any liability related to such deduction or withholding) a net sum equal to the sum which it would have received and retained had no such deduction or withholding been made or required to be made. The Company shall pay the amount deducted or withheld to the relevant tax or other authorities within the time allowed for such payment under applicable law and shall deliver to the Securityholder within 30 days of making such payment an original receipt or other evidence issued by the relevant authority showing that payment has been made in full.

      20.4 No delay or omission on the part of the Securityholder in exercising any right or remedy under this security shall impair that right or remedy or operate as or be taken to be a waiver of it. Any single, partial or defective exercise of any such right or remedy shall not prevent the further exercise of that or any other right or remedy.

      20.5 The Securityholder's rights under this security are cumulative. They are not exclusive of any rights provided by law. They may be exercised from time to time and as often as the Securityholder sees fit.

      20.6 Any waiver by the Securityholder of any terms of this security or any consent or approval given by the Securityholder under it shall only be effective if given in writing. Such consent and approval shall then only apply for the purpose stated and be subject to any written terms and conditions imposed by the Securityholder.

      20.7 If at any time any one or more of the provisions of this security is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction then neither the legality, validity or enforceability of the remaining provisions of this security nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

      20.8 Any certificate signed by a director or authorised officer of the Securityholder as to the amount of the Secured Liabilities (or any part or parts thereof) at the date of such certificate shall, in the absence of manifest error, be conclusive evidence of such amount and be binding on the Company.

      20.9 This security may be executed in any number of counterparts. It will then be as effective as if all signatures on the counterparts were on a single copy of this security.

      20.10 The paper on which this security is written is, and will remain at all times, the property of the Securityholder, even after the discharge of this security.

      21. DEFINITIONS AND INTERPRETATION

      21.1 In this security where the context so admits any words whose meaning is defined in the Financing Agreement shall have the same meaning.

      21.2 In this security the following words shall have the meaning set out after each of them:

      "Act of  Default" in relation to the Company any event set out in clause
6.1;

      "Associated Rights" has the same meaning as in the Financing Agreement;

      "Debts" has the same meaning as in the Financing Agreement;

      "Encumbrance" any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention, flawed asset agreement, preferential right, trust arrangement or other security arrangement, whether by law or agreement.

      "Environmental Laws" all laws, directions and regulations and all codes of practice, circulars and guidance notes issued by any competent authority or agency (whether in the United Kingdom or elsewhere and whether or not having the force of law) concerning the protection of the environment or human health, including without limitation the conservation of natural resources, the production, storage, transportation, treatment, recycling or disposal of any waste or any noxious, offensive or dangerous substance or the liability of any person, whether civil or criminal, for any damage to or pollution of the environment or the rectification thereof or any related matters;

      "Environmental Licence" any permit, licence, authorisation, consent or other approval required by any Environmental Law;

      "Financing Agreement" the agreement for the sale and purchase of Debts and/or a conditional sale agreement and/or any other type of agreement between the Company and the Securityholder, details of which are set out in the Second Schedule and any amendments or alterations to it or them and any replacement of it which may be agreed between the parties;

      "Group" in relation to any company, that company, the company and its Subsidiaries, its holding company (as defined in section 736 of the Companies Act 1985) and the Subsidiaries of that holding company;

      "Insolvent" the happening of any of the following events in relation to the Company:

      1. a distress or execution being levied on or issued against any of the Mortgaged Property;

      2. entering or seeking to enter into any formal scheme of arrangement of its affairs or composition in satisfaction of its debts with its creditors in accordance with the Insolvency Act 1986;

      3.  taking  any  corporate  action  by the  Company  for its  winding  up, dissolution or re-organisation (otherwise than for the purposes of an amalgamation or reconstruction while solvent on terms previously approved in writing by the Securityholder) or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any part of its revenue or assets;

      4. a petition being presented or an order being made for the winding up of the Company;

      5. an administration order being made or applied for;

      6. a meeting of creditors being called for winding up the Company or for any other purpose referred to in the Insolvency Act 1986;

      7. a statutory demand under the Insolvency Act 1986 being served;

      8. an encumbrancer taking possession of any part of the undertaking or property of the Company or a receiver or manager or administrative receiver being appointed over it;

      9. entering into any informal arrangement or composition with or for the benefit of the Company's general body of creditors;

      10. being unable to pay its debts as they become due;

      11. being deemed insolvent under the Insolvency Act 1986;

      "Intellectual Property" all patents (including applications, improvements, prolongations, extensions and right to apply therefor) designs (whether registered or unregistered) copyrights, design rights, trade marks and service marks (whether registered or unregistered) utility models, trade and business names, knowhow, formulae, inventions, confidential information, trade secrets and computer software programs and systems (including the benefit of any licences or consents relating to any of the above) and all fees, royalties or other rights derived therefrom or incidental thereto in any part of the world;

      "Mortgaged Property" the subject matter of the mortgages and charges (or any or any part of them, if the context so allows) created by this security and set out at clause 2;

      "Non Vesting Debts" all or any Debts of the Company to be purchased by the Securityholder pursuant to the Financing Agreement but which fail to vest absolutely and effectively in the Securityholder for any reason, together with the Associated Rights to such Debts;

      "Other Debts" all sums due and owing or accruing due and owing to the Company whether or not on account of its trading both present and future except:

      1. Non-Vesting Debts; and

      2. any Debts whilst they remain absolutely and effectively vested in or held on trust for the Securityholder under the Financing Agreement and whether such vesting results from a legal or equitable assignment;

      "Receiver" includes a receiver or a manager or a receiver and manager or an Administrative Receiver as defined in section 29(2) of the Insolvency Act 1986 or a receiver of part only of the property of the Company or a receiver only of the income arising from such property or from part of it;

      "Remittances" cash, cheques, bills of exchange, negotiable and non-negotiable instruments, letters of credit, orders, drafts, promissory notes, electronic payments and any other instruments, methods or forms of payment or engagement;

      "Secured Liabilities" both the Secured Monies and the obligations and liabilities in clause 1.1.2;

      "Secured Monies" all the monies which now or at anytime in future may be owing due and/or payable (but remaining unpaid) by the Company to the Securityholder in any manner and for any reason on any account; Secured Monies include all such monies due by the Company, either alone or jointly with any other person or on any partnership account (even though the whole of any part of such monies is represented or secured by any mortgages, guarantees, trust receipts, bills of exchange, leasing, hire or conditional sale agreements, assignments, agreements for discounting or factoring of Debts or any other agreements or securities) and whether or not any of them have or has fallen due or become payable and whether or not default shall have been made in respect thereof; the expression "Secured Monies" also means any of the following items, whether now or in the future:

      1. all monies due or payable under the Financing Agreement or by virtue of any guarantee or indemnity given by the Company to the Securityholder;

      2. all advances which the Securityholder has made or shall make to the Company;

      3. any indebtedness now or hereafter to be incurred by the Securityholder for or at the request of the Company, including all monies which the Securityholder shall pay or become liable to pay for or on account of the Company or any other person at the request or order of the Company or under its authority, either alone or jointly with any other person and whether or not by any of the following:

      3.1 the Securityholder making direct advances; or

      3.2  the  Securityholder  drawing,   accepting,   endorsing,  paying  or
discounting any Remittance; or

      3.3 the Securityholder entering into any bond, guarantee, indemnity or letter of credit or other engagement; or

      3.4 the Securityholder confirming orders; or

      3.5 the Securityholder otherwise accepting any other liability for or on behalf of the Company;

      4. all costs charges and expenses incurred by the Securityholder following default in payment of any such monies or of breach by the Company of any of the provisions of this security and all stamp and other duties incurred by the Securityholder;

      5.  the   charges  of   surveyors   and/or   solicitors   and/or   other
professionals instructed by the Securityholder in connection with any part of the Mortgaged Property

      6. all costs and charges and expenses which the Securityholder may from time to time incur in:-

      6.1 stamping, perfecting, registering or enforcing this security; or

      6.2  the   negotiations  for  the  preparation  and  execution  of  this security, or a guarantee and indemnity or any priority arrangements, waivers or consents; or

      6.3 in obtaining payment or discharge of Secured Liabilities; or

      6.4 in paying any rent, rates, taxes or outgoings for the Mortgaged Property; or

      6.5 in insuring, repairing, maintaining, managing or realising any part of the Mortgaged Property; or

      6.6 the preservation or exercise of any rights under or in connection with this security or any attempt to do so;

      6.7 in giving a discharge or release of this security

      6.8 dealing with or obtaining advice about any other matter or question arising out of or in connection with this security with the intention that the Securityholder shall be afforded a full complete and unlimited indemnity against all costs, charges and expenses paid or incurred by it and whether arising directly or indirectly in respect of this security or of any other security held by the Securityholder for the Secured Monies;

      7. all monies which the Securityholder shall be at liberty to debit or charge to the Company or to the account of the Company, whether under this security or under any other agreement or obligation entered into by the Company with the Securityholder;

      8. all monies expended by any attorney appointed under clause 5.3 in exercising his powers;

      9. interest on all monies due and owing to the Securityholder at such rate as may from time to time be payable pursuant to any agreement or arrangement relating thereto;

      "Securities" means all stocks, shares, bonds and securities of any kind whatsoever and whether marketable or otherwise and all other interests (including but not limited to loan capital) both present and future held by the Company in any person and includes all allotments, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all money or property offered at any time by way of dividend, conversion, redemption, bonus, preference, option or otherwise in respect thereof;

      "Securityholder" (as extended in clause 19.1) where the context permits includes its officers, agents and representatives;

      "Subsidiary" means :

      1. a subsidiary within the meaning of section 736 of the Companies Act 1985; and

      2. unless the context otherwise requires, a subsidiary undertaking within the meaning of sections 258-260 of the Companies Act 1985 as substituted by section 21 of the Companies Act 1989;

      21.3 In the construction and interpretation of this security:

      21.3.1 the singular shall include the plural and vice versa; reference to one gender shall include a reference to any other genders;

      21.3.2 references to persons shall be treated as including individuals, firms, partnerships, corporations, organs of government, whether local, national or supra national and any other entity recognised by law.

      21.3.3 references to any Act of Parliament shall be treated as including each Act as amended, modified or re-enacted from time to time and all rules, regulations, orders and subordinate legislation made in accordance with it;

      21.3.4 references to "clauses" and to "schedules" are to those in this security;

      21.3.5 where the Company has an obligation to carry out an act then it shall be fully responsible for the costs and expenses of doing so;

      21.3.6 where the Securityholder acts in accordance with this security the Company will indemnify the Securityholder against all costs and expenses incurred;

      21.3.6 where any discretion is vested in a Receiver or the Securityholder it shall be treated as an absolute discretion.

      21.3.7 each of the provisions of this security shall be severable and distinct from one another;

      21.3.8 references to "this security" or to "this security" and other documents referred to in it includes any supplemental or collateral document to each of them or which is entered into pursuant to each of them and any document varying, supplementing, novating or replacing the same from time to time;

      21.3.9 references to "charges" shall be treated as references to mortgages and charges created by this security;

      21.3.10 references to "this security" shall be treated as reference to the security created by this security;

      21.3.11 headings to clauses are for reference only and shall not affect the interpretation of this security;

      21.3.12 the meaning of general words introduced by the word "other" or the word "otherwise" shall not be limited by reference to any preceding word or enumeration indicating a particular class of acts, matters or things.

                                 FIRST SCHEDULE
                             (PAGE 1 - THE PARTIES)

      The Company
      -----------

      Ignition Entertainment Limited a Company registered in England and Wales with Companies Registry number 04293817 and whose registered office is at Hanover House, 22 Clarendon Road, Leeds, LS2 9NZ.

                                 SECOND SCHEDULE
  (CLAUSE 21 (DEFINITION OF "FINANCING AGREEMENT'), CLAUSES 1.1.1 AND 6.1.1)

      The Agreement for the Purchase of Debts entered into between the Company and the Securityholder dated /S/ 9-4-2002

                                 THIRD SCHEDULE
                                 (CLAUSE 2.1.1)


Land Registered at H.M. Land Registry
-------------------------------------

N/A

London Borough/County and District         Title Numbers and Description
----------------------------------         -----------------------------

N/A                                        N/A

                                 FOURTH SCHEDULE
                            (CLAUSES 2.4 AND 18.2.1)

      Encumbrances to which this Security is Subject
      ----------------------------------------------

                                 FIFTH SCHEDULE
                                CLAUSE 2.1.(IV)2
             (Plant and Machinery Subject to Fixed Charge hereunder)

      [AS PER THE ATTACHED SCHEDULE PROVIDED BY DATED 200 COMPRISING PAGES.]

      IN WITNESS whereof the parties have executed this Security on /S/ 23RD day of /S/ MAY 2002


THE SECURITYHOLDER

EXECUTED AND DELIVERED as a Deed by
DCD FACTORS PLC
acting by*

FAIZAL BAIYAT (A DIRECTOR)                 /S/ FAIZAL BAIYAT
                                           -----------------
                                           Signature of Director

and by*

RICHARD HUGGINS (A DIRECTOR)               /S/ RICHARD HUGGINS
                                           -------------------
                                           Signature of Director


THE COMPANY

EXECUTED AND DELIVERED as a Deed by
IGNITION ENTERTAINMENT LIMITED
acting by*

MR VIJAY KUMAR CHADHA (A DIRECTOR          /S/ VIJAY KUMAR CHADHA
                                           ----------------------
                                           Signature of Director

and by*

MR MARTIN MONNICKENDAM (A DIRECTOR)        /S/ MARTIN MONNICKENDAM
                                           -----------------------
                                           Signature of Director


Key
* = insert full names

                                       29